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                                   EXHIBIT 10



                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69487 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.



                                               /s/ Arthur Andersen LLP
Hartford, Connecticut
October 22, 1999